UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 19, 2018 (September 18, 2018)

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FEDERAL HOME LOAN BANK OF INDIANAPOLIS
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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Federally Chartered Corporation	000-51404	35-6001443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8250 Woodfield Crossing Blvd.
Indianapolis IN 46240
(Address of Principal Executive Offices, including Zip Code)

(317) 465-0200
(Registrant's Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On September 7, 2018, the Board of Directors (“Board”) of the Federal Home Loan Bank of Indianapolis (“Bank”) adopted the 2019 Directors’ Compensation and Expense Reimbursement Policy (“Policy”). In accordance with Federal Housing Finance Agency (“Finance Agency”) regulations, the Policy, together with all supporting materials upon which the Board relied in determining the level of compensation and expenses to pay to the Bank’s directors, was provided to the Director of the Finance Agency for review. On September 18, 2018, the Finance Agency notified the Bank that it has no objection to the Policy, and that its review indicates the Policy and resulting compensation are reasonable and comport to all requirements of the applicable Finance Agency regulation. The Policy takes effect on January 1, 2019, and supersedes in its entirety the director compensation policy adopted by the Board on September 8, 2017.

The Policy provides for a Bank director (other than the Chair and Vice Chair) that attends all scheduled in-person meetings and participates in all scheduled teleconference calls, subject to limited exceptions set forth in the Policy, to be paid a total annual fee of $103,000. The Policy provides for the Chair and Vice Chair of the Board to be paid an annual fee of $132,500 and $119,000, respectively. The Policy also provides that the Chair of the Audit Committee shall be paid an additional fee in the maximum annual amount of $15,000. The Policy further provides that the Chair of each other Board Committee (except the Board Chair serving as Chair of the Executive - Governance Committee) shall be paid an additional fee in the maximum annual amount of $10,000. In addition, the Policy provides that directors’ reasonable and necessary travel, entertainment and attendance expenses will be paid or reimbursed.

Director fees are subject to reduction or non-payment in certain circumstances for excessive absences. In addition, the Policy authorizes a reduction of a director's quarterly fee if a majority of disinterested directors determines that such director's performance, ethical conduct or attendance is significantly deficient.

The foregoing description of the Policy is qualified in its entirety by reference to the Policy, which is included herein as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

A copy of the Bank’s 2019 Directors’ Compensation and Expense Reimbursement Policy is attached as Exhibit 10.1 and incorporated by reference in this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2018

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/CINDY L. KONICH
Cindy L. Konich
President - Chief Executive Officer

By:	/s/GREGORY L. TEARE
Gregory L. Teare
Executive Vice President - Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	2019 Directors' Compensation and Expense Reimbursement Policy